UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 6, 2011
Hawkins, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State of Incorporation)	0-7647 (Commission File Number)	41-0771293 (IRS Employer Identification No.)

3100 East Hennepin Avenue Minneapolis, MN (Address of Principal Executive Offices)	55413 (Zip Code)
Registrant’s Telephone Number, Including Area Code (612) 331-6910
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 6, 2011, the Board of Directors of Hawkins, Inc. appointed Patrick H. Hawkins to fill the vacancy on its Board of Directors created by the previously-announced death of John R. Hawkins. Patrick H. Hawkins will not serve on any committees of the Board.
     Patrick H. Hawkins was most recently appointed to serve as our Chief Executive Officer in March 2011. He was previously appointed as our President in March 2010. He joined our company in 1992 and previously served as Business Director — Food and Pharmaceuticals from 2009 to 2010, Business Manager — Food and Co-Extrusion Products from 2007 to 2009 and Sales Representative — Food Ingredients from 2002 to 2007. He previously served our company in various other capacities, including Plant Manager, Quality Director and Technical Director.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKINS, INC.
Date: May 11, 2011	By:	/s/ Richard G. Erstad
Richard G. Erstad
Vice President, General Counsel, and Secretary